                                                                     EXHIBIT 4.1

                                                         [LOGO OF RAMBUS]

THIS CERTIFICATE IS TRANSFERABLE IN        INCORPORATED UNDER THE LAWS OF THE STATE OF    SEE REVERSE FPR CERTAIN DEFINITIONS
THE CITY OF BOSTON, MA OR NEW YORK, NY     DELAWARE                                       AND A STATEMENT AS TO RIGHTS, PREFERENCES,

                                                                                          PRIVILEGES AND RESTRICTIONS, IF ANY

This Certifies that                                                                       CUSIP  750917  10  6






is the record holder of


                        FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $.001 PAR VALUE PER SHARE, OF

                                                            RAMBUS INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the
Registrar.
     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

     Dated



           VICE PRESIDENT, FINANCE                   [SEAL OF RAMBUS]                            PRESIDENT AND
           CHIEF EXECUTIVE OFFICER                                                         AND CHIEF FINANCIAL OFFICER


COUNTERSIGNED AND REGISTERED:
    THE FIRST NATIONAL BANK OF BOSTON
                TRANSFER AGENT AND REGISTRAR

BY


AUTHORIZED SIGNATURE

THIS CERTIFICATE ALSO EVIDENCES AND ENTITLES THE HOLDER HEREOF TO CERTAIN RIGHTS AS SET FORTH IN A RIGHTS AGREEMENT BETWEEN THE COMPANY AND THE FIRST NATIONAL BANK OF BOSTON AS THE RIGHTS AGENT, DATED AS OF APRIL 1, 1997, (THE RIGHTS AGREEMENT), THE TERMS OF WHICH ARE HEREBY INCORPORATED HEREIN BY REFERENCE AND
A COPY OF WHICH IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF THE COMPANY. UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE RIGHTS AGREEMENT, SUCH RIGHTS WILL BE EVIDENCED BY SEPARATE CERTIFICATES AND WILL NO LONGER BE EVIDENCED BY THIS CERTIFICATE. THE COMPANY WILL MAIL TO THE HOLDER OF THIS CERTIFICATE A COPY OF THE RIGHTS AGREEMENT WITHOUT CHARGE AFTER RECEIPT OF A WRITTEN REQUEST THEREFOR. UNDER CERTAIN CIRCUMSTANCES SET FORTH IN THE RIGHTS AGREEMENT, RIGHTS ISSUED TO, OR HELD BY, ANY PERSON WHO IS, WAS OR BECOMES AN ACQUIRING PERSON OR ANY AFFILIATE OR ASSOCIATE THEREOF (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT), WHETHER CURRENTLY HELD BY OR ON BEHALF OF SUCH PERSON OR BY ANY SUBSEQUENT HOLDER, MAY BECOME NULL AND VOID.

A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of determination, the number of shares constituting each class and series, and the designations thereof, may be obtained by the holder hereof upon request and without charge at the principal office of the Corporation.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

    TEN COM - as tenants in common                                 UNIF GIFT MIN ACT -                 Custodian
                                                                                       ----------------          -----------------
    TEN ENT - as tenants by the entireties                                                 (Cust)                     (Minor)
    JT TEN  - as joint tenants with right of                                           under Uniform Gifts to Minors
              survivorship and not as tenants                                          Act
              in common                                                                    ----------------------------------------
                                                                                                              (State)
                                                                   UNIF TRF MIN ACT -            Custodian (until age              )
                                                                                      -----------                     -------------

                                                                                                           under Uniform Transfers
                                                                                      ---------------------
                                                                                            (Minor)

                                                                                      to Minors Act
                                                                                                    -------------------------------
                                                                                                               (State)

    Additional abbreviations may also be used though not in the above list.

    FOR VALUE RECEIVED,                  hereby sell, assign and transfer unto
                       ------------------

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

--------------------------------------

--------------------------------------

-------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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-------------------------------------------------------------------------------

-------------------------------------------------------------------------Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
     --------------------------

                                   X
                                     ------------------------------------------

                                   X
                                     ------------------------------------------
                              NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
                                      CORRESPOND WITH THE NAME(S) AS WRITTEN
                                      UPON THE FACE OF THE CERTIFICATE IN EVERY
                                      PARTICULAR, WITHOUT ALTERATION OR
                                      ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed


By
  ---------------------------------------------
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND
CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED
SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT
TO S.E.C. RULE 17Ad-15.